UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-1710

T. Rowe Price New Era Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2010

Item 1: Report to Shareholders

New Era Fund	June 30, 2010

The views and opinions in this report were current as of June 30, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

The first half of 2010 was challenging for natural resources stocks as the second quarter proved to be one of the most volatile periods in their history. A confluence of factors weighed on the sector, including the massive Macondo oil spill in the Gulf of Mexico, renewed concerns about the pace of the U.S. economic recovery, the ongoing European debt crisis, Chinese efforts to throttle back growth rates, and a proposed resources tax increase in Australia. Natural resources stocks suffered under the strain, and sharp declines in the second quarter erased the modest gains achieved in the first half of the period.

Your fund returned -14.03% for the six-month period ended June 30, 2010, versus -6.65% for the S&P 500 Index and -13.27% for the Lipper Global Natural Resources Funds Index. Macroeconomic concerns and the Gulf oil spill weighed heavily on absolute returns in energy industries such as oil and gas equipment and services, international integrated petroleum, oil and gas drilling, and diversified metals. The most acutely and justifiably hurt stocks were those directly involved in the Gulf oil spill, but the entire industry suffered from this event. The precious metals industry was a rare bright spot as increasingly cautious investors sought the safety of gold.

Stepping back from the tumultuous events of the year to date, I think the worst is over for now as some of the issues that recently affected the sector are starting to abate. A new prime minister in Australia has softened the proposed tax regime such that it will not be as punitive to the resources industry as the original proposal. Although China is keeping its lending standards tight to prevent runaway growth, overall growth remains robust. While the Macondo spill remains an epic tragedy, the market has started to settle down and many stocks that were oversold in the broader downdraft are starting to recover. Over the longer term, the outlook for natural resources stocks remains positive. I do not expect global economic growth to be particularly strong in the coming years, but I do foresee tight supply and demand relationships for a number of commodities, including oil and copper. As a result, I am optimistic about your fund’s prospects.

ECONOMIC AND MARKET ENVIRONMENT

The global economy seems to be regaining its footing as 2010 unfolds but is hardly on a strong march upward. Economic growth in the U.S. has returned but at a muted pace as unemployment remains high. In addition, government drilling moratoriums are firmly in place in the Gulf of Mexico, disproportionately hurting employment along the Gulf Coast. Weak consumer confidence also appears to be weighing on industries like retail and dining. However, the overall industrial recovery in the U.S. seems to be inching forward, albeit at a less robust pace than many investors had expected.

The pace of recovery in the U.S. cannot quicken as long as unemployment remains high. Many businesses are reluctant to invest with potential government intervention weighing on key areas of the economy, including health care and finance. This makes combating unemployment very difficult, and thus the U.S. will likely struggle to grow in the coming years. However, there is little evidence to make me think an outright recession is under way at this point as other economic indicators show signs of strength.

In the rest of the world, Europe wrestled with a sovereign debt crisis that began in Greece and threatened to spread to other countries, including Spain, Italy, Ireland, and Portugal. In contrast, many emerging countries have returned to growth, and several—Brazil and China, for example—have become more internally focused and consumer driven than they have been in the past. This made for a rather choppy first half of 2010 for our strategy, but short-term weakness often provides attractive opportunities that will benefit us down the road.

PORTFOLIO REVIEW

Commodity prices fell overall in the first half of 2010, but the decline (roughly 10% for many commodities) was modest in comparison to the poor stock performance, which was hurt by exogenous events like the Gulf oil spill.

BP was at the center of the vortex and was by far the fund’s poorest performer. We believe BP’s share price has already taken most of the punishment it is likely to receive, but it is a fluid situation and we are monitoring it closely. As containment efforts continue, a cross-functional team of T. Rowe Price analysts has been busy assessing the potential ramifications on BP’s liquidity, upcoming liabilities, and future profitability. Additionally, we are evaluating the effects these events will have on the industry as a whole, as well as on other potential investments. We have been collecting information from diverse sources and distributing regular communications with insights, market commentary, and key market data related to the spill. To further strengthen the firm’s overall efforts, we dispatched several of our analysts to the Gulf region. Our colleagues met with lawyers, fishermen, politicians, local journalists, and company executives in an attempt to gain a full understanding of the impact of the spill on all parties involved. After careful analysis, we have retained our position in the stock for now. In our view, a globally strong company like BP should be able to weather the storm and work through what has been a genuine catastrophe. (Please refer to the fund’s portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

Shares of Transocean, an owner of the doomed Deepwater Horizon rig that exploded and sank in the Gulf of Mexico, tumbled. However, we do not have a large position in Transocean, and although we felt the pain of its involvement in Macondo in absolute terms, it was not a large relative detractor. Many offshore drillers, including Diamond Offshore Drilling and Ensco, were not directly involved in the Gulf spill but were nevertheless hurt by a government-declared drilling moratorium. Whether or not the moratorium withstands legal challenges is not important at this point as the regulatory authority is not currently authorizing permits. We continue to build our Ensco position on share price weakness and are pleased with its growing deepwater fleet and management team.

Our oil services stocks declined in absolute terms but outpaced the Lipper index. Cameron International—the firm that built the blowout preventer that failed in the Macondo spill—was among the bigger drags on returns. However, Cameron has not been responsible for maintenance since it sold the equipment nearly a decade ago. As a result, we believe that Cameron’s eventual legal liabilities are limited, and we remain enthusiastic about the stock in spite of its recent performance. Elsewhere in the sector, Smith International was the fund’s strongest absolute performer after agreeing to be acquired by Schlumberger, and we also enjoyed positive performance from Baker Hughes.

Precious metals stocks were the fund’s strongest overall performers by a wide margin. Gold, silver, and platinum shares performed extremely well and accounted for five of our 10 best-performing stocks during the period. Eldorado Gold, a growing gold producer in China, Europe, and Latin America, was the best performer, but Franco-Nevada and Barrick Gold also posted solid returns. Fresnillo, a Mexican silver producer with valuable assets, was also among our stronger contributors. Precious metals appear due for a pause after this strong run, but the reason for the run—the flight to safety when currencies look vulnerable due to free-spending governments—is one we will surely see in the coming years as governments continue to struggle to balance fiscal priorities with social goals.

Independent oil and gas producers declined modestly, but strong stock selection boosted returns relative to the benchmark. During this period of relatively weak natural gas prices, we added to low-cost producers like Range Resources and Atlas Energy and will continue to do so as opportunities arise. Oil producers such as Concho Resources, a Permian Basin producer, were strong absolute performers. We also added to international oil explorers like Tullow Oil, which has very promising acreage along the coasts of Africa and South America. With prices poised to reach $100 per barrel in the coming years, we remain focused on oil versus natural gas.

Metals prices slipped on fears of cooler economic growth in China, which hurt shares of Freeport-McMoRan Copper & Gold (copper), Vale (iron), and U.S. Steel. However, the Chinese slowdown looks like it will be gradual and modest, with annual gross domestic product (GDP) growth falling from roughly 12% to a still robust 8%.

Government lending restraints could be lifted by the end of the year, and the long-term supply/demand dynamic looks positive for many base metals, particularly copper. We initiated a position in Anglo American, a diversified miner with improving corporate governance and exposure to platinum. We sold our stake in Rio Tinto because we believe its asset mix, with a strong exposure to aluminum, is less than ideal.

Coal stocks were weak throughout the period, but I remain confident in the outlook for coal in the coming years. Our biggest detractor was Consol Energy, which has diversified into natural gas through several dilutive transactions. We have sold much of our stake in Consol in response to this poor capital allocation, and we will continue to assess this position over time. Key positions in Arch Coal and Peabody Energy declined with the rest of the sector but were solid performers versus the other stocks in your fund. Our focus on coal is as high as it has been in years. We expect strong demand for thermal coal in North America. We also see tightness for high-quality metallurgical coal used in making steel based on demand from growing and increasingly resource-hungry emerging markets like China.

Agriculture is another area of focus for the fund. These were not strong stocks in the first half of the year, but the conditions for improvement are in place. Our largest holding in this area, Potash Corporation of Saskatchewan, performed in line with its peers. Unfortunately, the broader group fell roughly 20% and trailed other holdings in our strategy. However, global grain stocks are somewhat low at present, which should be positive over the short term for more fertilizer-intensive crops such as corn and soybeans. Over the long term, we expect fertilizer demand to rise as farmers increase application after years of cost-cutting during the economic downturn. I remain confident in the stocks we own in this sector and have been opportunistically adding to and trimming these holdings over the last few months.

Finally, I’d like to note that your strategy has taken its first true step into renewable energy with the purchase of First Solar, a provider of thin-film solar modules, as it swooned during talk of reductions in governmental solar subsidies. Apart from its oversold valuation, First Solar is attractive because its technology gives it a cost advantage over its competitors that allows it to turn a profit even without the boost in demand it receives from subsidies.

OUTLOOK

The outlook for global growth—the lifeblood of most commodity investments—is decidedly murky as I write this letter. However, the murkiness is more prevalent in the developed world than in the developing world. Emerging economic powers such as China and Brazil have returned to solid growth and are now consuming roughly one-half or more of the world’s commodities. In the near term, though, tepid growth in developed markets could temper commodity demand, resulting in a period of modest stock performance between now and the end of the year. However, the strong wind of emerging market commodity demand gives me confidence that this strategy is well positioned to outperform the broader market over the next several years.

We continue to favor quality oil producers and oil and gas equipment and service stocks. We are focused on owning natural gas producers with low cost bases that can grow production and take share in the weak natural gas environment. We are also constructive on international natural gas producers and engineering and construction firms poised to benefit from new natural gas liquefaction projects. Our view of base metals continues to be largely dependent upon the sustainability of growth in demand from China and emerging markets. Lastly, we like global potash producers due to their importance to annual crop yields and food supply as well as the industry’s structurally strong pricing power.

Finally, I want to extend my thanks to Charles Ober, my colleague and predecessor as manager of the New Era Fund. I have learned a great deal working alongside Charles over the past nine years, and I am pleased that he has agreed to stay on and work with our research team through the balance of this year. Your fund benefits from a strong team of analysts, and I believe we are well positioned to thrive in the coming years. In the future, you can expect this strategy to be managed with the same emphasis on discipline, diversification, and risk management that you have come to expect from Charles and his predecessors. Thank you for the opportunity to manage this fund on your behalf.

Respectfully submitted,

Timothy E. Parker
Portfolio manager and chairman of the fund’s Investment Advisory
Committee

July 18, 2010

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

Risks of Stock Investing

The fund’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. The rate of earnings growth of natural resources companies may be irregular since these companies are strongly affected by natural forces, global economic cycles, and international politics. For example, stock prices of energy companies can fall sharply when oil prices fall.

Glossary

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights For a share outstanding throughout each period

	6 Months Ended 6/30/10‡	Year Ended 12/31/09‡	12/31/08‡	12/31/07‡	12/31/06‡	12/31/05‡
NET ASSET VALUE						
Beginning of period	$ 43.63	$ 29.58	$ 61.16	$ 46.00	$ 41.10	$ 33.68
Investment activities						
Net investment income	0.16	0.43	0.51	0.57	0.57	0.39
Net realized and unrealized gain (loss)	(6.28)	14.16	(31.21)	17.97	6.45	9.72
Total from investment activities	(6.12)	14.59	(30.70)	18.54	7.02	10.11
Distributions						
Net investment income	–	(0.46)	(0.49)	(0.54)	(0.57)	(0.37)
Net realized gain	–	(0.08)	(0.39)	(2.84)	(1.55)	(2.32)
Total distributions	–	(0.54)	(0.88)	(3.38)	(2.12)	(2.69)
NET ASSET VALUE						
End of period	**$ 37.51**	**$ 43.63**	**$ 29.58**	**$ 61.16**	**$ 46.00**	**$ 41.10**
Ratios/Supplemental Data						
Total return(1)	(14.03)%	49.36%	(50.18)%	40.69%	17.00%	29.88%
Ratio of total expenses to average net assets	0.68%(2)	0.69%	0.66%	0.64%	0.66%	0.68%
Ratio of net investment income to average net assets	0.81%(2)	1.18%	0.94%	1.03%	1.26%	1.02%
Portfolio turnover rate	15.0%	20.5%	21.0%	17.5%	15.6%	35.7%
Net assets, end of period (in millions)	$ 4,253	$ 5,064	$ 3,151	$ 6,921	$ 4,438	$ 3,764

‡ Per share amounts calculated using average shares outstanding method.

(1) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

(2) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/$ Par	Value
COMMON STOCKS 97.2%		
Natural Resource Related 97.2%		
Agriculture 3.6%		
Deere	189,900	10,574
Monsanto	450,700	20,831
Mosaic	376,300	14,668
Potash Corporation of Saskatchewan	991,356	85,495
Sociedad Quimica y Minera de Chile, ADR	626,400	20,427
		151,995
Building & Real Estate 0.7%		
AMB Property, REIT	343,300	8,140
Boston Properties, REIT	97,600	6,963
Camden Property Trust, REIT	262,800	10,735
Simon Property Group, REIT	64,456	5,205
		31,043
Chemicals 2.3%		
Air Liquide (EUR)	207,853	21,213
Air Products & Chemicals	247,400	16,034
Praxair	779,600	59,242
		96,489
Coal 7.1%		
Arch Coal	5,211,104	103,232
CONSOL Energy	1,231,000	41,559
Peabody Energy	3,206,502	125,470
Walter Energy	492,300	29,956
		300,217
Diversified Metals 6.5%		
Anglo American (GBP) (1)	1,614,600	56,129
BHP Billiton (AUD)	2,771,515	86,194
Eurasian Natural Resources (GBP)	1,019,388	12,966
U.S. Steel	440,300	16,973
Vale, ADR	3,349,100	81,551

Xstrata (GBP)	1,648,600	21,599
		275,412
Diversified Resources 6.1%		
Bucyrus International, Class A	871,600	41,357
China Railway Construction, H Shares (HKD)	12,655,500	15,830
Fluor	741,400	31,509
Foster Wheeler (1)	2,159,522	45,480
Joy Global	688,400	34,482
Quanta Services (1)	3,645,860	75,287
Vulcan Materials	387,000	16,962
Western Water (1)	2,259	—
Western Water, Warrants, 9/1/15, Acquisition Date: 10/16/09 Acquisition Cost $0 (1)(2)	2,801	—
		260,907
Forest Products 1.0%		
International Paper	944,478	21,374
Weyerhaeuser	607,872	21,397
		42,771
Gas Transmission & Distribution 3.5%		
Gazprom, ADR	4,032,684	75,848
Spectra Energy	1,469,300	29,489
Williams Companies	2,403,439	43,935
		149,272
Integrated Petroleum-Domestic 2.7%		
Hess	838,700	42,220
Murphy Oil	1,470,646	72,871
		115,091
Integrated Petroleum-International 9.4%		
BP, ADR	2,371,073	68,477
Chevron	802,432	54,453
ExxonMobil	1,286,753	73,435

Petroleo Brasileiro, ADR	2,065,268	61,545
Royal Dutch Shell, Class A, ADR	1,790,106	89,899
Statoil (NOK)	907,499	17,503
Total, ADR	776,300	34,654
		399,966
Miscellaneous Energy 3.8%		
AES (1)	2,959,200	27,343
Calpine (1)	4,317,700	54,921
Exelon	735,700	27,934
First Solar (1)	166,000	18,896
NRG Energy (1)	776,228	16,464
RRI Energy (1)	4,535,600	17,190
		162,748
Non-Ferrous Metals 1.9%		
Freeport-McMoRan Copper & Gold	1,388,293	82,090
		82,090
Oil & Gas Drilling 4.2%		
Diamond Offshore Drilling	1,590,436	98,909
Ensco, ADR	915,700	35,969
Transocean (1)	937,925	43,454
		178,332
Oil & Gas Equipment & Services 19.9%		
Baker Hughes	2,647,422	110,053
Cameron International (1)	4,849,652	157,711
FMC Technologies (1)	1,484,868	78,193
Halliburton	1,625,500	39,906
McDermott International (1)	3,216,500	69,669
National Oilwell Varco	413,534	13,676
Schlumberger	2,714,872	150,240
Smith International	2,402,603	90,458
Subsea 7 (NOK) (1)	1,724,500	25,894

Technip (EUR)	961,262	54,732
Tenaris, ADR	474,485	16,422
Trican Well Service (CAD)	3,009,700	38,535
		845,489
Petroleum Exploration & Production 17.6%		
Anadarko Petroleum	771,422	27,841
Atlas Energy (1)	1,042,500	28,220
BG Group (GBP)	4,490,585	66,474
Cairn Energy (GBP) (1)	1,649,500	10,092
Canadian Natural Resources	3,326,292	110,533
Cobalt International Energy (1)	1,432,300	10,671
Concho Resources (1)	242,900	13,440
Devon Energy	431,059	26,260
EOG Resources	1,199,366	117,982
Newfield Exploration (1)	882,900	43,138
Nexen	1,061,992	20,889
Novatek, GDR	270,570	19,194
Range Resources	871,700	34,999
Southwestern Energy (1)	2,378,600	91,909
Suncor Energy	1,660,600	48,888
Tullow Oil (GBP)	1,758,200	26,190
Ultra Petroleum (1)	858,000	37,966
Woodside Petroleum (AUD)	428,471	14,944
		749,630
Precious Metals 6.9%		
Agnico Eagle Mines	1,546,700	94,008
Agnico Eagle Mines, Warrants, 12/2/13 (1)	57,750	1,395
Aquarius Platinum (GBP)	3,964,100	19,230
Barrick Gold	1,106,900	50,264
Eldorado Gold	3,229,300	57,998
Franco-Nevada (CAD)	1,686,200	51,320
Franco-Nevada, Warrants, 6/16/17 (CAD) (1)	58,200	443

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Operations

($000s)

		6 Months Ended 6/30/10
Investment Income (Loss)		
Income		
Dividend (net of foreign taxes of $2,003)	$	35,530
Securities lending		135
Interest		9
Other		1
Total income		35,675
Expenses		
Investment management		13,658
Shareholder servicing		2,503
Prospectus and shareholder reports		158
Custody and accounting		189
Registration		58
Legal and audit		17
Directors		16
Miscellaneous		104
Total expenses		16,703
Net investment income		18,972
Realized and Unrealized Gain (Loss)		
Net realized gain (loss)		
Securities		145,758
Foreign currency transactions		(517)
Net realized gain		145,241
Change in net unrealized gain (loss)		
Securities		(866,532)
Other assets and liabilities denominated in foreign currencies		(7)
Change in net unrealized loss		(866,539)
Net realized and unrealized loss		(721,298)
DECREASE IN NET ASSETS FROM OPERATIONS	$	(702,326)

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

	6 Months Ended 6/30/10	Year Ended 12/31/09
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 18,972	$ 47,591
Net realized gain (loss)	145,241	(289,204)
Change in net unrealized gain (loss)	(866,539)	1,856,320
Increase (decrease) in net assets from operations	(702,326)	1,614,707
Distributions to shareholders		
Net investment income	–	(52,318)
Net realized gain	–	(9,099)
Decrease in net assets from distributions	–	(61,417)
Capital share transactions*		
Shares sold	414,564	1,020,025
Distributions reinvested	–	55,597
Shares redeemed	(523,130)	(715,319)
Increase (decrease) in net assets from capital share transactions	(108,566)	360,303
Net Assets		
Increase (decrease) during period	(810,892)	1,913,593
Beginning of period	5,064,115	3,150,522
End of period	**$ 4,253,223**	**$ 5,064,115**
Undistributed net investment income	19,090	118
*Share information		
Shares sold	9,567	28,469
Distributions reinvested	–	1,300
Shares redeemed	(12,235)	(20,193)
Increase (decrease) in shares outstanding	(2,668)	9,576

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price New Era Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on January 20, 1969. The fund seeks to provide long-term capital growth primarily through the common stocks of companies that own or develop natural resources and other basic commodities, and also through the stocks of selected nonresource growth companies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale of securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $37,000 for the six months ended June 30, 2010. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

New Accounting Pronouncement On January 1, 2010, the fund adopted new accounting guidance that requires enhanced disclosures about fair value measurements in the financial statements. Adoption of this guidance had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on June 30, 2010:

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended June 30, 2010. Gain (loss) reflects both realized and change in unrealized gain (loss) on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at June 30, 2010, totaled $0 for the Six months ended June 30, 2010.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by fund management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At June 30, 2010, there were no securities on loan.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $703,353,000 and $769,090,000, respectively, for the six months ended June 30, 2010.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

In accordance with federal tax regulations, the fund recognized capital losses in the current period for tax purposes that had been recognized in the prior fiscal year for financial reporting purposes. Such deferrals relate to net capital losses realized between November 1, 2009 and December 31, 2009, and totaled $55,000. The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of December 31, 2009, the fund had $343,236,000 of unused capital loss carryforwards, all which expire in fiscal 2017.

At June 30, 2010, the cost of investments for federal income tax purposes was $3,459,230,000. Net unrealized gain aggregated $782,686,000 at period-end, of which $1,067,639,000 related to appreciated investments and $284,953,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Acquisition of certain foreign currencies related to security transactions are also subject to tax. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Tax expense attributable to income is accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At June 30, 2010, the fund had no deferred tax liability attributable to foreign securities and no foreign capital loss carryforwards.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.25% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2010, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended June 30, 2010, expenses incurred pursuant to these service agreements were $43,000 for Price Associates; $1,243,000 for T. Rowe Price Services, Inc.; and $199,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of June 30, 2010, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 573,241 shares of the fund, representing less than 1% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 9, 2010, the fund’s Board of Directors (Board) unanimously approved the continuation of the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Adviser). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Adviser during the course of the year, as discussed below:

Services Provided by the Adviser
The Board considered the nature, quality, and extent of the services provided to the fund by the Adviser. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Adviser’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Adviser.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the severity of the market turmoil during 2008 and 2009, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Adviser under the Contract and other benefits that the Adviser (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Adviser may receive some benefit from its soft-dollar arrangements pursuant to which it receives research from broker-dealers that execute the applicable fund’s portfolio transactions. The Board also received information on the estimated costs incurred and profits realized by the Adviser and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Adviser’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Adviser. Under the Contract, the fund pays a fee to the Adviser composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds but at or below the median for other groups of comparable funds. The information also indicated that the fund’s total expense ratio was at or below the median for comparable funds. The Board also reviewed the fee schedules for institutional accounts of the Adviser and its affiliates with smaller mandates. Management informed the Board that the Adviser’s responsibilities for institutional accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise and that the Adviser performs significant additional services and assumes greater risk for the fund and other T. Rowe Price mutual funds that it advises than it does for institutional accounts. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board was assisted by the advice of independent legal counsel and concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price New Era Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2010

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	August 17, 2010